UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2004

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 29, 2004, SuperGen, Inc. (“SuperGen”), announced that the U.S. Food and Drug Administration extended the Pharmaceutical Drug User Fee Act date for completing its review of SuperGen’s Orathecin™ New Drug Application to February 26, 2005.  Orathecin is SuperGen’s investigational drug for the treatment of pancreatic cancer patients who have failed at least one prior chemotherapy regimen.

On November 29, 2004, SuperGen issued a press release announcing this event, a copy of which is filed as an exhibit to this report and is incorporated in this report by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Press release dated November 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin Chief Financial Officer

Date: December 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 29, 2004.